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                                                                   EXHIBIT 10.18

                                    AGREEMENT
                    ON MANUFACTURING, SALES AND DISTRIBUTION
                            LICENSE FOR HMRLIGNAN(TM)
                         made this 8th day of April 2005
                  (hereinafter referred to as the "Agreement")

                                 By and between

                             LINNEA S.A. ("LINNEA")
                     Via Cantonale, 6595 Riazzino (Locarno)
                                   Switzerland

                                       and

                      HORMOS MEDICAL CORPORATION ("HORMOS")
                            Company ID: FI 1085385-9
                               Itainen Pitkakatu 4
                            FIN-20520 Turku, Finland

                  LINNEA and HORMOS are hereinafter referred to
             individually as a "Party" or collectively as "Parties"

Whereas, HORMOS has proprietary rights, experience and expertise related to research and development of compounds extracted from nature for nutraceutical use, especially a lignan called
                ********** (HMR). Furthermore, HORMOS has submitted a notification with the US Food and Drug Administration to market HMR as a new dietary ingredient.

Whereas, LINNEA has special experience and expertise on development, extraction, production and commercialisation of natural compounds for dietary and nutraceutical use.

Whereas, The Parties are willing to cooperate to further commercialise HMRlignan(TM).

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      NOW, therefore the Parties have agreed as follows:

1.    DEFINITIONS

      For the purpose of this Agreement:

      "Affiliates" shall mean:

            a) any organisation or business entity of which fifty percent (50%) or more of the voting stock is controlled or owned directly or indirectly by a Party;

            b) any organisation or business entity which directly or indirectly owns or controls fifty percent (50%) or more of the voting stock of the Party;

            c) any organisation or business entity, the majority ownership of which is directly or indirectly common to, or commonly owned or controlled by the majority ownership of the Party.

      "Bulk Market Price" shall mean fair market price for HMR Bulk Ingredient sold at the time in the same or comparable market, if available.

      "Confidential Information" shall mean information in any tangible form, data and experience clearly identified as confidential, not available to the general public, and disclosed to the other Party, whether (by way of example) scientific, technical, engineering, operational or economic by nature.

      "Dietary Supplement Product(s)" shall mean any dietary ingredient product, as defined in the US "Dietary Supplement and Health Education Act, in any galenic formulation intended for consumer use which do not require GRAS, Novel Food or Pharmaceutical regulatory clearance, containing HMR Bulk Ingredient. "Functional Food" shall mean food products containing HMR Bulk Ingredient intended for consumer use and require GRAS and/or Novel Food approval in order to be marketed.

      "GRAS" shall mean "Generally Recognized As Safe" regulatory clearance by US Food and Drug Administration.

      "HMRlignan(TM)" shall mean HORMOS' ******** (HMR, *****) platform consisting of the Patents, technology, Know-How and documentation related to said concept;

      "HMR Bulk Ingredient" shall mean the bulk ingredient containing HMR as its sole active ingredient which development, manufacture and/or commercialisation would infringe Hormos' Patents and Know-How regarding the bulk ingredient should this Agreement be absent.

      "Know-How" shall mean information, results and documentation related to HMRlignan(TM) and owned or controlled by Hormos. Know-How is exclusively detailed in section 5.3.

      "Material Breach" shall mean a breach of any of the sections 6.1, 6.2, 6.4, 7, 7.1, 7.1.1, 7.1.2, 8, 9.1 or 9.2 provided that such breach is related to material obligations set forth in said section and causing damages or loss to the other Party or having a negative effect on the position of the other Party.

      "Net Sales" shall mean gross amount invoiced by LINNEA or its Affiliates on account of sales of HMR Bulk Ingredients to customers, less the following deductions to the extent

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            actually allowed or specifically allocated to HMR Bulk Ingredient using generally accepted accounting standards:

            (i) value added taxes, sales and excise taxes and duties paid or allowed by the selling party and any other governmental charges imposed upon the importation or sale of HMR Bulk Ingredient;

            (ii) customary and reasonable trade, quantity and cash discounts actually allowed with respect to the sale HMR Bulk Ingredient;

            (iii) customary and reasonable allowances or credits to customers on account of rejection, withdrawal, recall or return of sold goods;

            (iv) customary and reasonable freight and insurance costs, if they are included in the selling price invoiced to customers or otherwise paid by customers, provided always that such deduction shall not be greater than the balance between the selling price actually invoiced to the customer and the standard selling price which would have been charged to such customer for such Products exclusive of freight and insurance costs

      "Novel Food" shall mean the criteria stated in the European Union regulatory authority regulation 257/97.

      "Patent(s)" shall mean any patent or patent application granted or pending in any country of the world relevant or necessary for manufacturing, developing and/or marketing of HMRlignan(TM), and owned or controlled at the Date of the Agreement or in the future by Hormos, including those detailed in Section 5 and Schedule 1 attached hereto, and including all reissues, extensions, substitutions, confirmations, registrations, revalidations, additions, continuations in part, refilings and divisions thereof and any supplemental protection certificates;

      "Patent Protection Territory" shall mean any country in the world where a patent based on the US patent ***** "**************************
            ******************************************************************
            ********************************************************************
            ********************************************************
            (application No. US *********) is granted or pending at the Date of the Agreement.

      "Prescription Pharmaceutical Product" shall mean any pharmaceutical product with regulatory approval for any indication and in any galenic formulation that requires doctor's prescription in order to be sold to the consumers according to the national laws. For avoidance of doubt, OTC products are not Prescription Pharmaceutical Products.

      "Scope of the Agreement" shall mean HORMOS' rights to be licensed or materials to be transferred, as the case may be, related to HMRlignan(TM) as defined in this Agreement but consisting exhaustively of

            1.    Patents as described in section 5.1.

            2.    Know-how & Documentation as described in section 5.2.

            3.    Trademarks as described in section 5.3

            4.    Regulatory notifications as described in section 5.4

            5.    Raw Material as described in section 5.5.

      "Term" shall mean the period of time commencing on the Date of the Agreement and ending at the expiry of US patent ****** including any extension possibly granted to it.

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      "Trademarks" shall mean Hormos proprietary trademarks set forth Section 5 and in Schedule 1;

2.    GRANT OF LICENSE

2.1. HORMOS hereby grants LINNEA for the Patents, Trademarks and Know-How & Documentation an exclusive world-wide license right to develop, manufacture, market and distribute HMR Bulk Ingredient for the purpose of developing, manufacturing, selling and marketing Dietary Supplement Products, including the right to grant sublicenses to third parties to develop, manufacture, sell and market Dietary Supplement Products, subject to the terms and conditions of this Agreement. HORMOS shall not grant the same right to any third party nor exercise the rights itself save for that HORMOS shall retain the nonexclusive right to market HMRlignan(TM) in finished forms as further defined in in sections 2.3 and 3.3 of this Agreement.

2.2. Exclusion of granted licenses. For avoidance of doubt, nothing in this agreement shall be construed as a grant of license by HORMOS to LINNEA

      (i) to develop, manufacture, market and distribute HMRlignan(TM) in Functional Foods for any purpose or indication,

      (ii) to develop, manufacture, market and distribute HMRlignan(TM) in applications where GRAS and/or Novel Food regulatory clearance is a prerequisite for a marketing license

      (iii) to market or sell bulk ingredient containing HMRlignan(TM) for Prescription Pharma formulation, unless otherwise agreed in this Agreement.

2.3. Non-exclusive rights retained by HORMOS. HORMOS shall retain the right to manufacture or have manufactured the products containing HMRlignan(TM), develop, import, market and distribute Dietary Supplement Products in the USA. When producing such Dietary Supplement Products for the US market, Hormos shall purchase HMR Bulk Ingredient from LINNEA under reasonable commercial terms, including that LINNEA shall not charge more than HMR Bulk Market Price. In the event a controlling interest in HORMOS is acquired by a company operationally active in the nutraceutical and/or food industry the transfer of these rights shall be subject to LINNEA's approval, which shall not be unreasonably withheld.

2.4. When granting sublicenses or any other right to use the Scope of the Agreement, LINNEA shall not grant rights exceeding or more than the rights granted to LINNEA with respect to Scope of the Agreement and shall cause the sublicense to comply with the obligations of this Agreement.

3.    OPTION RIGHTS

3.1. LINNEA will have an exclusive option to obtain an exclusive license under HORMOS' Patents, Trademarks and Know-How & Documentation to the GRAS and/or Novel Food status including the right to market and sell HMRlignan(TM) in functional food applications and the right to market and sell the Dietary Ingredient Product where GRAS and/or Novel Food regulatory clearance is a prerequisite for a marketing authorisation.

3.2. Option mechanism. LINNEA'S option right to GRAS and Novel Food status will expire on December 31 2007 for GRAS and December 31 2007 for Novel Food. If LINNEA chooses not

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      to exercise these option rights, HORMOS is free to license HMRlignan(TM)
      to third parties for Functional Food applications. HORMOS shall cause the licensees to consider LINNEA as their supplier of HMR Bulk Ingredient in priority to any other manufacturers at commercially reasonable terms.

3.3. HORMOS shall retain the non-exclusive right to manufacture or have manufactured the products containing HMRlignan(TM), to develop, import, market and distribute HMRlignan(TM) in finished forms in Functional Food applications and to market and sell the HMRlignan(TM) containing products under GRAS status on the US market. When producing such Functional Food products for the US market, Hormos shall purchase HMR Bulk Ingredient from LINNEA under reasonable commercial terms, including that LINNEA shall not charge more than HMR Bulk Market Price. In the event a controlling interest in HORMOS is acquired by a company operationally active in the nutraceutical and/or food industry the transfer of these rights shall be subject to LINNEA's approval, which shall not be unreasonably withheld.

4.    PRESCRIPTION PHARMA APPLICATIONS

      HORMOS shall retain itself all rights to develop, manufacture, market and distribute HMRlignan(TM) for Prescription Pharmaceutical Applications and the right to license said rights to third party(ies). However, unless agreed in writing otherwise, HORMOS shall not establish any licensing agreement to use HMRlignan(TM) for Prescription Pharmaceutical Applications before January 1 2010. LINNEA shall be preferred supplier of HMR Bulk Ingredient to licensees or sublicensees for Prescription Pharmaceutical Applications subject to LINNEA meeting necessary regulatory requirements.

5.    SCOPE OF THE AGREEMENT

5.1. Subject to the terms and conditions of this Agreement, the rights and material to be licensed or transferred in this Agreement are detailed as follows and in schedules attached hereto:

5.2. Patents. HORMOS shall grant a license to LINNEA to the Patents, including following patents and patent applications

      -     *****************************************************************
            ************************************************************
            ********************************************************************
            ******************* (USP ******, application No.No. US *****)

      -     ********************************************************************
            ******************* (USP ******, application No. US *****)

      -     ********************************************************** US patent application ***** (1st priority No. *****)

      -     ******************************************************************
            ************* (application No. US ******)

      -     *********************************** PCT/************ (1st priority
            No. *********)

      -     Lignan complexes PCT/****** (1st priority No. ******)

      -     Lignan derivatives PCT/****** (1st priority No. ******)

      -     Lignan formulations PCT/****** (1st priority No. ******)

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      -     **************** PCT/****** (1st priority No. FI ******)

      -     **************** PCT/******(1st priority No. ******)

      -     **************** PCT/******(1st priority No. ******)

      -     **************** FI patent ******.

      -     **************** US patent application ******.

      -     **************** FI ******.

      The status of patent prosecution at the time of the execution of this Agreement is set out in Schedule 1.

5.3. Know-how. HORMOS shall grant LINNEA access to the following know-how and documentation:

      5.3.1. studies sponsored by HORMOS in the following areas:

      -     General Pharmacodynamics,

      -     Toxicity

      -     Single Dose Toxicity

      -     Repeated Dose Toxicity

      -     Mutagenic Potential

      -     Pharmacokinetics

      -     Clinical Single and Repeated Dose Trials

      The Studies are detailed in Schedule 2: HMRlignan(TM) Study Archive.

      5.3.2. Written information of the manufacture of HMRlignan(TM) and its physicochemical properties,

5.4. Trademarks. Subject to the terms and conditions of this Agreement, HORMOS grants a license to LINNEA to the following trademarks and goodwill and know-how associated therewith:

      -     HMRlignan(TM)

      The status of Trademark registration is set forth in Schedule 1.

5.5. Regulatory Notification. HORMOS has obtained from the US FDA a New Dietary Ingredient Notification acknowledgement for HMRlignan(TM), which LINNEA has familiarized itself with.

5.6.  Products & Raw Material.

      5.6.1. HORMOS shall transfer ownership to LINNEA on execution of this Agreement, the following:

            a) approximately 10 kg of *********** complex

            b) approximately 3,000 kg chips of Norway spruce as a raw material for the extraction of ***********

      5.6.2. As instructed by LINNEA, HORMOS shall clearly label as belonging to LINNEA and store said raw material at HORMOS' premises and at HORMOS' cost until LINNEA requests that said raw material will be submitted by HORMOS to the address or place appointed by

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      LINNEA and at LINNEA's cost. However, if LINNEA has not transferred said raw material within six months from the Date of the Agreement, HORMOS is entitled to destroy the raw material.

      5.6.3. The liability of the risk for the raw material passes from HORMOS to LINNEA upon execution of this Agreement regardless of who is managing the storage of the raw material.

6.    REMUNERATION

6.1.  In further consideration for the license granted, LINNEA agrees to pay
      HORMOS:

      (i) Signing fee of 400.000 EUR within 30 days of the latest signing of this Agreement.

      (ii) Running royalty of ****** (**) per cent of all Net Sales of HMR Bulk Ingredient produced by LINNEA or any Affiliate of LINNEA to unaffiliated customers or purchasers in the Patent Protection Territory and to whom LINNEA has granted a right to produce and market Dietary Supplement Product. The same royalty is payable for the HMR Bulk Ingredient consumed in the production of Dietary Supplement Products at the Bulk Market Price, if LINNEA itself or any of its Affiliates directly markets Dietary Supplement Products.

            The royalty is payable as from April 1, 2007 till the end of the Term. For avoidance of doubt, the period from the Date of this Agreement till March 31, 2007 is royalty free.

      (iii) Running royalty of ****** (**) per cent of all Net Sales of HMR Bulk ingredient produced by LINNEA or any Affiliate of LINNEA to unaffiliated customers or purchasers outside the Patent Protection Territory and in countries where a patent application based on US patent ***** has been rejected. In case the patent protection regarding any Patent or Patent application based on US patent ***** will be restored due to appeal or other measures available, the royalty of fifteen (15) per cent will be paid prior and after the date the patent protection has been gained in that country.

            The royalty is payable as from April 1, 2007 till the end of the Term. For avoidance of doubt, the period from the Date of this Agreement till March 31, 2006 is royalty free.

      (iv) A royalty of ****** (**) per cent for any other income LINNEA receives from unaffiliated customers or sublicensees of LINNEA to which LINNEA has sublicensed its rights to HORMOS' HMRlignan(TM) IPR, including but not limited to, exclusivity fees, licensing fees, milestone payment and royalties for the sales of Dietary Supplement Products, etc.

      (v) In the event that a license from a third party is necessary to develop, manufacture or market HMRlignan(TM) in a certain country or territory due to third party dominating proprietary intellectual property rights, LINNEA may offset against royalties payable to HORMOS any payments made due to such third party intellectual property rights, provided that HORMOS has given its prior written consent, which consent shall not be

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            unreasonably withheld and that in no event shall the royalty due to
            HORMOS be reduced more than down to ****** (**) per cent.

      (vi) For the avoidance of doubt, for each Product the Net Sales shall be calculated only once for the first sale of such Product by either LINNEA or its Affiliate to a customer.

      (vii) In consideration of expenses incurred by LINNEA during the startup period, HORMOS will credit LINNEA against first due royalty payments sum of EUR ****** of the first payable royalty payments.

6.2. Any royalty payable hereunder shall be due and paid yearly within 60 days after the end of each 6-months period commencing the effective date of this agreement. Together with the royalty payments, LINNEA shall provide HORMOS with calculation and specification for accrued royalties and yearly volume of sales of HMR Bulk Ingredient.

      LINNEA shall keep and require its Affiliated Companies and sublicensees to keep and maintain complete and accurate records and books of account in sufficient detail and form so as to enable verification of royalties paid or payable hereunder. Not more often than once a year LINNEA shall allow and arrange HORMOS to audit its own or its Affiliated Company's and/or sublicensees' records and books of account for correctness of royalty payments and Net Sales, if requested and at the auditing party's expense.

      All payments, once made, shall be non-refundable.

6.3. Prior to LINNEA or any of its sublicensees start to commercially exploit the Patents, LINNEA undertakes to inform HORMOS in writing which are the Patents to be exploited, and if requested by HORMOS, how the Patents are exploited.

6.4. Remuneration for option rights. In case LINNEA decides to exercise its exclusive option to sell Products under GRAS or Novel Food status, LINNEA agrees to pay HORMOS:

      (i)   ***** USD for GRAS status, and

      (ii)  ***** USD for Novel Food status

      If LINNEA decides to exercise its option rights, ** % of the applicable fee in both cases (i) and (ii) will be payable at filing of GRAS/Novel Food application and ** % on approval.

7.    PERFORMANCE MILESTONES

7.1. If LINNEA do not achieve either or both of the following yearly minimum volumes with regard to the sales of HMR Bulk Ingredient for year 2006 or any year onwards, then the Parties shall discuss in good faith necessary measures to improve the volume of sales. If the result of discussions do not satisfy HORMOS, and failure to meet yearly minimum volumes is not a direct result of act or negligence of HORMOS, then HORMOS shall have the right to unilaterally terminate the exclusivity of licensed rights with regard to Dietary Supplement Products or products requiring GRAS/Novel Food status or both, as the case may be, and HORMOS will be entitled in its sole discretion to discuss, negotiate and enter into an agreement(s) with third parties regarding grant of licenses or sublicenses for its HMRlignan(TM) and the Scope of the Agreement. For avoidance of doubt, if LINNEA has failed to meet the

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      yearly Performance Milestones of sales of HMR Bulk Ingredient for either
      Dietary Supplement Products or products requiring GRAS/Novel Food status, but not both, LINNEA shall maintain the exclusivity for the products it has reached the yearly Performance Milestones. However, even after losing the exclusivity for the production of certain products, LINNEA will remain a preferred manufacturer and supplier of HMR Bulk Ingredient to HORMOS' new licensees or sublicensees subject to agreeable commercial terms and conditions.

7.1.1. The yearly Performance Milestones for Dietary Supplement Products:

      (i)   *** kg sales minimum ****

      (ii)  *** kg sales minimum ****

      (iii) *** kg sales minimum ****

7.1.2. In the event either of the GRAS/Novel Food options is exercised the additional yearly Performance Milestones are as follows:

      (iv)  *** kg sales minimum *****

      (v)   *** kg sales minimum *****

      (vi)  *** kg sales minimum *****

8.    BEST ENDEAVOURS

8.1 LINNEA shall use commercially reasonable efforts to (i) introduce HMRlignan(TM) into commercial market as soon as practical, (ii) to develop and exploit herein licensed rights by manufacture and sale of HMR Bulk Ingredient throughout the territory during the Term of this Agreement,
      (iii) to control the quality of the products, and (iv) properly, safely, fairly and lawfully to develop and exploit the market in the territory for the products.

8.2 Failure of LINNEA to comply with previous clause 8.1 shall entitle HORMOS to unilaterally terminate the exclusive nature of this Agreement and HORMOS will be entitled in its sole discretion to discuss, negotiate and enter into an agreement(s) with third parties regarding grant of licenses or sublicenses for its HMRlignan(TM) and the Scope of the Agreement

9.    PROSECUTION AND MAINTENANCE OF INTELLECTUAL PROPERTY RIGHTS

9.1 For the Term of this Agreement, HORMOS shall prosecute and maintain in force the Patents and Trademarks in accordance with the instructions of LINNEA. LINNEA shall be responsible for all decision making related to the Patents and related to patenting strategy after the Date of the Agreement. After approval of yearly patent budget in advance, LINNEA shall compensate HORMOS for all external costs arising out of or related to the prosecution of Patent applications and maintenance of issued Patents. In case LINNEA chooses not to pay the prosecution or maintenance of any of the Patents, LINNEA shall inform HORMOS in writing and in good time prior to any deadlines, and HORMOS is entitled but not obliged to give up the prosecution or maintenance of these Patents. HORMOS may choose at its cost and responsibility to prosecute or maintain the Patents, whose maintenance LINNEA has given up.

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9.2   Trademarks. After the execution of this Agreement, LINNEA shall be entitled to exploit the Trademarks in its sole discretion but in a good and respectful manner.

10.   WARRANTIES

10.1. Warranties. Both HORMOS and LINNEA warrant they have the right to execute and effect this Agreement.

      HORMOS represents and warrants in respect to the Scope of the Agreement, including the Patents, that as of the Date of this Agreement:

      a) it has a legal power to grant license with regard to the Patents and Trademarks;

      b)    it has good and marketable title to the Scope of the Agreement;

      c) it has not made and will not make any commitments to others inconsistent with or in derogation of the rights granted hereunder to LINNEA;

      d) and that the Patents are free and clear from any encumbrances, liens, pledges or licenses;

      e) to the best of HORMOS' knowledge, HORMOS has acquired shares of all the respective inventors of each invention in the Patents;

      f) there are no patent infringement suits or asserted patent infringement claims pertaining to the Patents pending on the date of execution of this Agreement.

      g) to Hormos' knowledge Patents and Trademarks do not infringe rights of third parties, excluding identified potentially overlapping patents set forth in Schedule 3,

      h) it has given to LINNEA all the relevant know-how and information in written form described in section 5.3 in its possession.

10.2. Negation of Implication by HORMOS.

      Nothing in this Agreement shall be construed as

      a) A warranty or representation by HORMOS as to the validity or scope of any licensed Patent; or

      b) A warranty or representation that anything made, used, sold or otherwise disposed of under any of the Patents and Trademarks is or will be free from infringement of third parties; or

      c) A requirement that HORMOS shall file any Patent application, secure any Patent or Trademark, or maintain any Patent or Trademark in force, unless so agreed in section 9.1 of this Agreement or in writing; or

      d) An obligation to bring or prosecute actions or suits against third parties for infringement of Patents or Trademarks; or

      E) WARRANTY OR REPRESENTATION OF THE FITNESS, SUITABILITY OR USEFULNESS OF ANY OF THE SCOPE OF THIS AGREEMENT FOR ANY PURPOSE, OR REGARDING ANY OTHER MATTER, AND ANY REPRESENTATION OR WARRANTY BY OR ON BEHALF OF HORMOS WHICH IS NOT EXPRESSLY STATED HEREIN, IS DISCLAIMED, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE patents WILL NOT INFRINGE ANY THIRD PARTY PATENT OR INTELLECTUAL PROPERTY RIGHT.

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10.3. LINNEA warrants that upon the execution of this Agreement, it has received all relevant Know-How & Documentation described in section 5.3.

11.   APPLICABLE LAW AND DISPUTE RESOLUTION

11.1. This Agreement shall be construed and governed by English law without giving effect to the choice of law provisions thereof (and without limiting the foregoing, the United Nations Convention on Contracts for International Sale of Goods shall not govern this Agreement).

11.2 If after discussion concerning any difference, dispute or question arising in connection with this Agreement HORMOS and LINNEA are unable to reach agreement, the matter shall be finally and exclusively settled by binding arbitration under the Rules of Arbitration of the International Chamber of Commerce. The arbitration shall take place in Stockholm, Sweden in the English language.

      The decision will be made by a sole arbitrator appointed in accordance with applicable Rules, unless the Parties agree in writing that there will more than one arbitrator. The decision of the arbitrator(s) shall be binding and conclusive on the Parties, and they shall comply with such decision in good faith.

12.   LIABILITY AND TERMINATION

12.1 If a Party is in Material Breach of its obligations under this Agreement or repeatedly breaches the terms of this Agreement, and such default is not cured within thirty (30) days from the date the written notice thereof has been dispatched, the other Party (the non-breaching Party) is entitled to terminate this Agreement with immediate effect.

12.2 If a Party is apparently insolvent, declared bankrupt or in a debt restructuring procedure, the other Party may with written notice terminate this Agreement immediately, unless the insolvent Party gives satisfactory guarantees that the Agreement is unaffected by said insolvency.

12.3 For the damages incurred by the non-breaching Party caused by the material breach of this Agreement, the non-breaching Party shall be entitled to receive compensation from the breaching Party. The breaching Party shall be liable for actual and direct damages to the other Party. Parties are not, however, liable for any punitive, indirect or consequential damages, including but not limited to loss of profits, arising from this Agreement. Except as otherwise provided in section 11 below, the Parties' liability towards each other shall be limited to the amount of ******
      (*******) euro.

12.4 During the Term LINNEA may terminate without any cause this Agreement at any time by giving HORMOS a written notice 4 months prior to such termination will become effective. On effective day, any and all rights granted under this Agreement by HORMOS to LINNEA will be returned back to HORMOS and LINNEA shall not retain itself any rights with regard to HMR Bulk Ingredient or HMRlignan(TM). In connection with such termination LINNEA shall assign HORMOS a right to any improvement or intellectual property right necessary for the development, manufacture or commercialisation of HMR Bulk Ingredient or HMRlignan(TM) and all the HMR Bulk Ingredients in its possession.

13.   ASSIGNMENT

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      The obligations toward the other Party set out in this Agreement are deemed personal to the Parties. Therefore, neither Party shall, without the prior written consent of the other Party, assign its rights or obligations to any third party. Such consent shall not be withheld if the non-assigning Party receives and accepts such written assurances of continued performance and commitments from the assignee as it may reasonably require or if such an assignment is contemplated in connection with the sale or merger by a Party of all or substantially all of its assets to a third party or if such an assignment is made to an Affiliate of the Party.

      For avoidance of doubt, aforementioned does not restrict LINNEA to exercise its right to grant sublicenses to third parties subject to terms and conditions of this Agreement.

14.   INDEMNITY FOR PRODUCT LIABILITY

      LINNEA agrees to indemnify, defend and hold HORMOS, its Affiliates and its and their directors, officers, employees and shareholders harmless from and against any and all third party claims, suits, proceedings, demands, liabilities or expenses (including reasonable legal fees) related to actual or alleged injury, damage, death or other consequence, including product liability, occurring to any legal or natural person or property, as result, directly or indirectly, of the possession, use or consumption of HMR Bulk Ingredient or Dietary Supplement Product actually manufactured or sold by Linnea, its Affiliates or its sublicensees. Without limiting the generality of the foregoing, LINNEA shall not indemnify HORMOS in respect of claims and suits for injury and damages caused by HORMOS' failure to provide LINNEA with necessary information in its possession, fraud, negligence or wilful misconduct of HORMOS or its employees or directors or caused by raw material provided by HORMOS.

15.   INFRINGEMENT OF INTELLECUAL PROPERTY RIGHTS

15.1. Infringement of Patents, Trademarks and Know-How

      Each Party shall report promptly in writing to other Party any known or suspected infringement of any Patents, Trademarks, Know-How or other intellectual property right included in the Scope of the Agreement.

      LINNEA shall have the first right to commence any proceedings anywhere in the world against infringing third party. LINNEA shall keep HORMOS informed promptly of status of such actions. HORMOS shall have a right to participate and be represented in any proceedings by its own counsel at its own expense. LINNEA shall not settle any such proceedings involving the Patents or Trademarks without obtaining HORMOS' prior written consent, which consent shall not be unreasonably withheld. If LINNEA shall not take any action, it shall inform HORMOS within 30 days after it has become aware of such infringement, and HORMOS has a secondary right, at its expense, to any action due to such infringement.

15.2. Alleged Infringement of third party rights

      If a third party notifies a Party, Affiliate or a sublicensee of, or commences proceedings for, an alleged infringement of the third party intellectual property rights or unauthorised use of its technology arising out of development, manufacture, use, sale or marketing of HMRlignan(TM), HMR Bulk Ingredient or Dietary Supplement Products or Patent validity related actions, that Party shall notify the other Party promptly of claim or the commencement of such proceedings.

      At LINNEA's request HORMOS shall advise LINNEA regarding the technical merits of such claim.

      LINNEA agrees to indemnify, defend and hold HORMOS, its Affiliates and its and their directors, officers, employees and shareholders harmless from and against any and all third party claims, suits, proceedings, demands, liabilities or expenses (including reasonable legal fees) related to infringement of third party's intellectual property rights or unauthorised use of its proprietary technology arising out of development, manufacture, use, sale or marketing of HMRlignan(TM), HMR Bulk Ingredient or Dietary Supplement Products by LINNEA, its Affiliate or its sublicensees or Patent validity related actions, provided that LINNEA has sole control of and authority over the defence or settlement of the proceedings and HORMOS cooperates with respect to technical merits of said claim. Without limiting the generality of the foregoing, LINNEA shall not indemnify HORMOS in respect of claims and suits related to infringement of third party's intellectual property rights if HORMOS has failed to disclose to LINNEA information of infringements of third party rights known by HORMOS at the Date of the Agreement

      Nothing herein shall be interpreted as an indemnity by a Party in respect of claims and suits for injury and damages caused by fraud, negligence, failure or wilful misconduct of the other Party or its employees or directors.

15.3 HORMOS shall neither have any obligations to defend any Patents, nor compensate for or indemnify, defend or hold harmless LINNEA, LINNEA Affiliates or LINNEA's sublicensees or customers against any claim, third party infringement claim or other claim.

16.   CONFIDENTIALITY

      HORMOS and LINNEA have entered into a Confidentiality Agreement on 20 March 2003. The Parties agree to treat all Confidential Information already disclosed as Confidential Information. In addition, in the future the Parties may receive Confidential Information from the other Party related to the further development of HMRlignan(TM) or their trade secrets or business activities. Both Parties warrant that they shall treat such information as confidential and that they shall not:

      a) use such information to any other purpose but to exercise their rights, fulfill their obligations as set out in this Agreement or as agreed separately, as the case may be, and

      b) disclose received information to any third party without prior written consent of the other Party, acquired separately for each disclosure of information.

      To the extent it can be established by sufficient evidence, the obligations set forth in this Agreement shall not apply to:

            1) information which at the time of the disclosure hereunder is in the public domain; or

            2) information which, after disclosure hereunder, becomes part of the public domain in other way than by faults of the receiving Party; or

            3) information which has already been in the possession of the Party at the time of disclosure hereunder, or

            4) information which a Party receives from a third party who is not under any obligation of secrecy towards the other Party; or

            5) information which has been independently conceived or developed by the receiving Party without breach of the confidentiality obligations.

17.   FORCE MAJEURE

      Force majeure is an event that prevents the performance or causes unreasonable difficulties for the fulfilment of that Party's obligations under this Agreement, such as war, riot, acts of God, fire, and interruption of the energy delivery, strike, blockade or other equally important and unusual cause beyond the affected Party's control. The Party (or Affiliates) affected by Force Majeure shall not be liable for any delays or failures to perform the obligations under this Agreement. The Party affected by the force majeure is entitled to postpone its performance as long as Force Majeure event continues. If the Force Majeure event continues more than five (5) months, either Party may terminate this Agreement immediately by giving written notice to the other Party.

18.   MISCELLANEOUS

18.1. Non-waiver

      Either Party's failure to exercise or enforce any right conferred upon it hereunder shall not be deemed to be a waiver of any such right unless specifically so stipulated or operate to bar the exercise of performance thereof at any time or times thereafter, nor shall its waiver of any right hereunder at any given time, including rights to any payment, be deemed a waiver thereof for any other time.

18.2. Severability

      In case any provision of this Agreement shall be invalid, illegal or unenforceable due to the legislation of Finland, Switzerland, the European Union or the USA, such invalidity, illegality or unenforceability shall not affect any other provision hereof. The Parties shall negotiate in good faith in order to agree the terms of a mutually satisfactory provision to be substituted for the provision which is invalid, illegal of unenforceable and which as nearly as possible validly gives effect to the Parties' intentions as expressed herein.

18.3. Headings

      All section headings in this Agreement are for convenience only and shall not in any way affect the meaning or interpretation of the Agreement.

18.4. Entire Agreement and Amendments

      This Agreement, together with all Appendices and Schedules hereto, represents the full and complete understanding and agreement of the Parties pertaining to the subject matter hereof and prevails over all statements, clauses or conditions which may be contained in any other form or document. No modifications and amendments to this Agreement shall be valid unless made in writing and signed by duly authorized representatives of LINNEA and HORMOS.

19.   NOTICES

      Notices provided hereunder and concerning validity or term of this Agreement are to be given by either Party to the other shall be in writing and shall be given in person or be prepaid registered mail to the respective addresses or to such other addresses as the Parties may hereafter communicate to each other in writing.

      Notices to LINNEA shall be sent to: LINNEA S.A.
                                          Via Cantonale, 6595 Riazzino (Locarno)
                                          Switzerland
                                          Telefax:

      Notices to HORMOS shall be sent to: Hormos Medical Corporation
                                          PharmaCity, Itainen Pitkakatu 4
                                          FIN-20520 Turku, Finland
                                          Telefax: 358 2 410 8001

20.   SIGNATURES

      This Agreement has been duly executed in duplicate copies, one retained by both contracting Parties.

      LINNEA S.A.

      By:  /s/ Michael Granville
           ---------------------

      Name:  Michael Granville

      Title: President (Authorized Signatory)

      HORMOS MEDICAL CORPORATION

      By:  /s/ Risto Lammintausta
           ----------------------

      Name: Risto Lammintausta

      Title: Chief Executive Officer (Authorised Signatory)

SCHEDULES:

Schedule 1: Current Patent and Trademark Status

Schedule 2: HMRlignan(TM) Study Archive

Schedule 3: List of potentially overlapping patents of third parties known by
            HORMOS

                                                                      SCHEDULE 1

CURRENT PATENT AND TRADEMARK STATUS 9.4.2005

PATENTS

INVENTION ID      *******

TITLE             *************



COUNTRYCOD  COUNTRYNAME         CASE    APPLICANTID   APPLDATE    APPLNO        STATUS   PATNO  EXPIREDA  1PRIONUMBER     1PRIODAY
FI          Finland             *****     *****        *****       *****         *****                    *****           *****
PC          Patent cooperation  *****     *****        *****       *****         *****


INVENTIONID       HM-3O001

TITLE             **************************************************************
                  **************************************************************
                  ****************



COUNTRYCOD  COUNTRYNAME      CASE    APPLICANTID   APPLDATE    APPLNO        STATUS    PATNO    EXPIREDA    1PRIONUMBER   1PRIODAY
AU          Australia        *****   *****         *****       *****         *****     *****    *****       *****         ****
BG          Bulgaria         *****   *****         *****       *****         *****                          *****         ****
CA          Canada           *****   *****         *****       *****         *****                          *****         ****
CN          China            *****   *****         *****       *****         *****     *****    *****       *****         ****
CZ          Czech Republic   *****   *****         *****       *****         *****                          *****         ****
EP          European Patent  *****   *****         *****       *****         *****     *****    *****       *****         ****
HK          Hong Kong        *****   *****         *****       *****         *****     *****    *****       *****         ****
IN          India            *****   *****         *****                     *****                          *****         ****
JP          Japan            *****   *****         *****       *****         *****                          *****         ****
KR          Southern Korea   *****   *****         *****       *****         *****                          *****         ****
MX          Mexico           *****   *****         *****       *****         *****                          *****         ****
NO          Norway           *****   *****         *****       *****         *****              *****       *****         ****


                                                                      SCHEDULE 1



COUNTRYCOD  COUNTRYNAME         CASE    APPLICANTID   APPLDATE   APPLNO         STATUS    PATNO   EXPIREDA   1PRIONUMBER   1PRIODAY
NZ          New Zealand         *****   ******        *****      *****          *****                        *****         *****

PC          Patent Cooperation  *****   ******        *****      *****          *****                        *****         *****

PL          Poland              *****   ******        *****      *****          *****                        *****         *****

RU          Russia              *****   ******        *****      *****          *****     *****   *****      *****         *****

SG          Singapore           *****   ******        *****      *****          *****     *****   *****      *****         *****

SK          Slovakia            *****   ******        *****      *****          *****                        *****         *****

US          USA                 *****   ******        *****      *****          *****     *****   *****      *****         *****

US          USA                 *****   ******        *****      *****          *****     *****   *****

US          USA                 *****   ******        *****      *****          *****                        *****         *****


INVENTIONID       *****

TITLE             ****************



COUNTRYCOD  COUNTRYNAME         CASE   APPLICANTID   APPLDATE    APPLNO         STATUS    PATNO   EXPIREDA   1PRIONUMBER  1PRIODAY
JP          Japan               *****  *****         *****       *****          *****                        *****        *****

PC          Patent Cooperation  *****  *****         *****       *****          *****                        *****        *****

US          USA                 *****  *****         *****       *****          *****     *****   *****

INVENTIONID       ******

TITLE             ***********



COUNTRYCOD  COUNTRYNAME  CASE   APPLICANTID   APPLDATE    APPLNO   STATUS   PATNO    EXPIREDA    1PRIONUMBER  1PRIODAY
FI          Finland      *****  *****         *****       *****    *****    *****    *****

                                                                      SCHEDULE 1

INVENTIONID       *****

TITLE             ************



COUNTRYCOD  COUNTRYNAME         CASE   APPLICANTID   APPLDATE    APPLNO         STATUS     PATNO  EXPIREDA   IPRIONUMBER  IPRIODAY

EP          European Patents    ****   ****          ****        ****           ****                         ****         ****

FI          Finland             ****   ****          ****        ****           ****       ****   ****

PC          Patent Cooperation  ****   ****          ****        ****           ****                         ****         ****

US          USA                 ****   ****          ****        ****           ****                         ****         ****


INVENTIONID       *****

TITLE             ************



COUNTRYCOD  COUNTRYNAME  CASE   APPLICANTID  APPLDATE    APPLNO    STATUS   PATNO  EXPIREDA  IPRIONUMBER  IPRIODAY
FI          Finland      ****   ****         ****        ****      ****




INVENTIONID       ******

TITLE             ******



COUNTRYCOD COUNTRYNAME        CASE   APPLICANTID  APPLDATE   APPLNO         STATUS     PATNO     EXPIREDA    IPRIONUMBER  1PRIODAY
EP         European Patent    ****   ****         ****       ****           ****                             ****         ****

FI         Finland            ****   ****         ****       ****           ****       ****      ****

PC         Patent Cooperation ****   ****         ****       ****           ****                             ****         ****

US         USA                ****   ****         ****       ****           ****                             ****         ****



INVENTIONID       *******

TITLE             **************



COUNTRYCOD COUNTRYNAME CASE   APPLICANTID  APPLDATE   APPLNO      STATUS    PATNO  EXPIREDA  IPRIONUMBER  IPRIODAY
US         USA         *****  *****        *****      *****       *****

                                                                  SCHEDULE 1



INVENTIONID     *******
TITLE           *******

COUNTRYCOD  COUNTRYNAME         CASE  APPLICANTID    APPLDATE APPINO            STATUS     PATNO   EXPIREDA  1PRIONUMBER  1PRIODAY
EP          European Patent     ***** *******        *******  *******           *******                      *******      *******

PC          Patent Cooperation  ***** *******        *******  *******           *******                      *******      *******

US          USA                 ***** *******        *******  *******           *******                      *******      *******





INVENTIONID     *******
TITLE           *******

COUNTRYCOD  COUNTRY NAME        CASE  APPLICANTID    APPLDATE APPINO            STATUS     PATNO   EXPIREDA  1PRIONUMBER  IPRIODAY
EP          European Patent     ***** *******        *******  *******           *******                      *******      *******

FI          Finland             ***** *******        *******  *******           *******

PC          Patent Cooperation  ***** *******        *******  *******           *******                      *******      *******

US          USA                 ***** *******        *******  *******           *******                      *******      *******





INVENTIONID ************
TITLE       ************

COUNTRYCOD  COUNTRYNAME         CASE    APPLICANTID  APPLDATE APPINO            STATUS     PATNO   EXPIREDA  1PRIONUMBER  1PRIODAY
US          USA                 ******* *******      *******  *******           pending


                                                                      SCHEDULE 1








INVENTIONID      ********
TITLE            ********

COUNTRYCOD  COUNTRYNAME           CASE    APPLICANTID  APPLTIATE APPINO           Status     PATNO   EXPIREDA  1PRIONUMBER  1PRIODAY
EP          European Patent        ***** *******        *******  *******           *******                      *******      *******

FI          Finland                ***** *******        *******  *******           *******    ******* *******

PC          Patent Cooperation     ***** *******        *******  *******           *******                      *******      *******

US          USA                    ***** *******        *******  *******           *******                      *******      *******






INVENTIONLID      *******
TITLE             *******

COUNTRYCOD  COUNTRYNAME         CASE    APPLICANTID  APPLDATEAPPINO             STATUS     PATNO   EXPIREDA  1PRIORNUMBER 1PRIODAY
EP          European Patent     ***** *******        *******  *******           *******                      *******      *******

FI          Finland             ***** *******        *******  *******           *******    ******                         *******

PC          Patent Cooperation  ***** *******        *******  *******           *******                      *******      *******

US          USA                 ***** *******        *******  *******           *******                      *******      *******








INVENTIONID      ********
TITLE            ********

COUNTRYCOD  COUNTRYNAME         CASE    APPLICANTID  APPLDATE APPINO            STATUS     PATNO   EXPIREDA  IPRIONUMBER  1 PRIODAY
EP          European Patent     ***** *******        *******  *******           *******                      *******      *******

FI          Finland             ***** *******        *******  *******           *******    ******* *******

PC          Patent Cooperation  ***** *******        *******  *******           *******                      *******      *******

US          USA                 ***** *******        *******  *******           *******                      *******      *******


                                                           SCHEDULE 1
TRADEMARKS

US trademark application No. 78/294,174, filed 29 Aug 2003 for the wordmark "HMRlignan" in classes 1 and 5. Notice of Allowance issued on November 30,2004. The registration will be postponed until a Statement of Use is filed.

                                                                      SCHEDULE 2

STUDY   OLD STUDY  TITLE  PROTOCOLL  DRAFT   FINAL   STUDY     LABORATORY/CRO  CRO STUDY  AMEND.  COMMENTS
NUMBER  NUMBER                       REPORT  REPORT  DIRECTOR                  NUMBER

(HORMOS LOGO)

HMRLIGNAN(TM) STUDY ARCHIEVE

STUDY                                             STUDY CODE          OLD CODE
-----                                             ----------          --------
General Pharmacodynamics                          3000-42             3000-IIIF2

Toxicity                                          3000-44             3000-IIIA

Single dose toxicity                              3000-441            3000-IIIA

Repeated dose toxicity                            3000-442            3000-IIIA

Mutagenic potential                               3000-45             3000-IIID

Pharmaokinetics                                   3000-43             3000-IIIG

Clinical trials                                   3000-5              3000-IVB1

Single dose trials                                3000-51             3000-IVB1

Repeated dose trials                              3000-52             3000-IVB1




STUDY   OLD STUDY       TITLE                                    PROTOCOLL   DRAFT       FINAL       STUDY        LABORATORY/CRO
NUMBER  NUMBER                                                               REPORT      REPORT      DIRECTOR

Chemical and pharmaceutical documentation=II

General Pharmacodynamics= ******

3000-4201    1903001                    ****                                   ****                    ****        ****         ****

3000-4202    1903002                    ****                                   ****                    ****        ****         ****

3000-4203    1903003                    ****                                   ****                    ****        ****         ****

3000-4204    1903004                    ****                                   ****                    ****        ****         ****

3000-4205    1903005                    ****                                   ****                    ****        ****         ****

3000-4206    1903006                    ****                                   ****                    ****        ****         ****

3000-4207    1903007                    ****                                   ****                    ****        ****         ****

3000-4208    1903008                    ****                                   ****                    ****        ****         ****

3000-4209   3000-IIIF2-009              ****                                   ****        ****        ****        ****         ****

3000-4210   3000-IIIF2-010              ****                                   ****        ****        ****        ****         ****



STUDY   CRO STUDY    AMEND.  COMMENTS
NUMBER  NUMBER

Chemical and pharmaceutical documentation=II

General Pharmacodynamics= ******

 ****   P11.2-1999                      ****

 ****   P11.4-1999                      ****

 ****   P11.6-1999                      ****

 ****   P11.10-1999                     ****

 ****   P11.14-1999                     ****

 ****   P11.16-1999                     ****

 ****   P11.8-1999                      ****

 ****   P11.12-1999                     ****

 ****   780636                          ****

 ****   780625                          ****


STUDY         OLD STUDY       TITLE                              PROTOCOLL   DRAFT       FINAL        STUDY        LABORATORY/CRO
NUMBER        NUMBER                                                         REPORT      REPORT       DIRECTOR
Toxicity= 44, Single Dose Toxicity 441, Repeated Dose Toxicity 442 (Old Code: IIIA)

3000-44101    1904001         *****                                                      *****        *****        *****

3000-44201    1904002         *****                                          *****       *****        *****        *****

3000-44202    3000-IIIA-003   *****                              *****       *****       *****        *****        *****

3000-44203    3000-IIIA-004   *****                              *****       *****       *****        *****        *****

3000-44204    3000-IIIA-005   *****                              *****       *****       *****        *****        *****

3000-44205    3000-IIIA-006   *****                                                      *****        *****        *****

3000-44206    3000-IIIA-007   *****                              *****                   *****        *****        *****

***********************************

3000-4501     3000-IIID-001   *****                              *****                   *****        *****        *****

3000-4502     3000-IIID-002   *****                              *****        *****      *****        *****        *****

3000-4503     3000-IIID-003   *****                              *****                   *****        *****        *****





STUDY   CRO STUDY  AMEND.  COMMENTS
NUMBER  NUMBER
Toxicity= 44, Single Dose Toxicity 441, Repeated Dose Toxicity 442 (Old Code: IIIA)

*****                      *****

*****                      *****

*****   1716/015   *****   *****

*****   1716/018   *****   *****

*****   1716/019   *****   *****

*****              *****

********************************

*****   1716/14    *****   *****

*****   1716/12    *****

*****   1716/27

STUDY         OLD STUDY          TITLE                             PROTOCOLL  DRAFT  FINAL
NUMBER        NUMBER                                                          REPORT REPORT
3000-4971                        *****                                               *****

3000-4601     3000-IIIF1-001     *****

     *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *

3000-4301     3000-IIIG-001      *****                             *****             *****

3000-4302                        *****

3000-4303                        *****

3000-4304                        *****
















STUDY     STUDY       LABORATORY/CRO CRO STUDY AMEND.  COMMENTS
NUMBER    DIRECTOR                   NUMBER
******    *****       *****

     *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *

          *****       *****          170153

          *****       *****

          *****       *****                            *****

          *****       *****                            *****





STUDY     OLD STUDY      TITLE                                     PROTOCOLL  DRAFT  FINAL
NUMBER    NUMBER                                                              REPORT REPORT
3000-5101 3000-IUB1-001  ****                                      ****              ****
3000-5201 3000-IUB1-002  ****                                      ****              ****



STUDY     STUDY       LABORATORY/CRO CRO STUDY AMEND.  COMMENTS
NUMBER    DIRECTOR                   NUMBER


*****     ****        ****                             ****
*****     ****        ****                             ****

                                                                      SCHEDULE 3

Potentially overlapping patents of third parties known by HORMOS

1.      Country:          *****
        Inventors:        *********
        Title:            *********
                          *********
                          *********
        Patent Assignee:  ********
        Patent no:        ******